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Exhibit 10.1.4

Exhibit A

SCHEDULE OF PARTNERS,
ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #
02/12/1997	Golf Legends Ltd., Inc. P.O. Box 2038 1500 Legends Drive Myrtle Beach, SC 29578	$30,647,030	1,532,352		57-0886834
04/2/2001	Legends (conversion)		(294,613)
07/31/2001	Redemption at disposition	$(14,852,868)	(1,237,739)
07/31/2001	Residual Value	$(15,794,162)

	Legends Total	$—	—	0.00%

02/12/1997	Seaside Resorts Ltd., Inc. 1500 Legends Drive Myrtle Beach, SC 29578	$16,129,118	806,456		57-0729308
07/31/2001	Redemption at disposition	(9,677,472)	(806,456)
07/31/2001	Residual Value	(6,451,646)

	Seaside Resorts Ltd., Inc. Total	$—	—	0.00%

02/12/1997	Heritage Golf Club, Ltd., Inc. 1500 Legends Drive Myrtle Beach, SC 29578	$16,031,230	801,561		57-0818596
01/6/1999	Heritage (conversion)		(11,700)
07/31/2001	Redemption at disposition	(9,478,332)	(789,861)
07/31/2001	Residual Value	(6,552,898)

	Heritage Golf Club, Ltd., Inc. Total	$—	—	0.00%

02/12/1997	Legends of Virginia L.C. 1500 Legends Drive Myrtle Beach, SC 29578	$11,963,738	598,187		57-1003883
04/2/2001	Legends (conversion)		(598,187)
07/31/2001	Residual Value	(11,963,738)

	Legends of Virgiania Total	$—	—	0.00%

02/12/1997	Northgate 16055 Northgate Forest Drive Houston, TX 77068	$3,797,071	189,854		76-0527250
05/20/1998	Northgate (redemption)	(158,969)	(5,000)
01/6/1999	Northgate (conversion)	—	(30,000)
03/2/2001	Northgate (conversion)		(60,581)
03/26/2002	Northgate (redemption)	(534,999)	(94,273)

03/26/2002	Residual Value	(3,103,103)

	Northgate Total	$—	0	0.00%

02/12/1997	Olde Atlanta Golf Club Limited Partnership c/o The Crescent Company 1580 S. Milwaukee Ave., Suite 101 Libertyville, IL 60048	$1,444,926	72,246		36-3834881
04/13/1998	Olde Atlanta (redemption)	$(62,837.60)	(2,000)
05/20/1998	Olde Atlanta (redemption)	$(64,017.60)	(2,000)
08/21/1998	Olde Atlanta (redemption)	$(52,387.50)	(1,500)
12/10/1998	Olde Atlanta (redemption)	$(30,166.11)	(1,150)
01/20/1999	Olde Atlanta (redemption)	$(66,078.50)	(2,500)
04/6/1999	Olde Atlanta (conversion)	$—	(2,000)
05/1/1999	Olde Atlanta (recapitalization)	$683,967	30,826
05/27/1999	Olde Atlanta (conversion)		(2,000)
07/15/1999	Olde Atlanta (conversion)		(3,500)
01/10/2000	Olde Atlanta (conversion)		(3,300)
01/26/2000	Olde Atlanta (conversion)		(4,100)
04/28/2000	Olde Atlanta (correction from 3/24/99)		2,000
08/14/2000	Olde Atlanta (conversion)		(10,600)
07/9/2001	Redemption at disposition	(757,036.50)	(70,422)
07/9/2001	Residual Value	(1,096,369.48)

	Olde Atlanta Total	$—	—	0.00%

02/12/1997	Bright's Creek Development Co. LLC 104 Cotton Creek Drive Gulf Shores, AL 36542	$2,119,005	105,950		63-1120089
05/1/2001	Redemption at disposition	(1,271,400)	(105,950)
05/1/2001	Residual Value	(847,605)

	Woodlands Total	$—	—	0.00%

10/31/1996	David Dick Joseph 14 North Adger's Wharf Charleston, SC 29401	—	12,500	0.00%	###-##-####
12/14/1999	David Dick Joseph (conversion)		(12,500)

		—	—

02/4/1997	W. Bradley Blair, II 14 North Adger's Wharf Charleston, SC 29401	$—	12,500	0.16%	###-##-####

02/4/1997	James Hoppenrath 422 1/2 Marguerite Ave. Corona Del Mar CA 92625	$—	3,750	0.00%	###-##-####
01/6/2000	James Hoppenrath (conversion)		(3,750)

		$—	—

06/20/1997	Golf Host Resorts, Inc. c/o Starwood Capital Group, LP Three Pickwick Plaza, Suite 250 Greenwich, CT 06830	$—	274,039	0.00%	84-0631130
03/3/2000	Golf Host (conversion)		(274,039)
		—

09/2/1997	John J. Rainieri, Sr. Betty Rainieri 4350 Mayfair Road Uniontown, OH 44685	$3,198,168	114,237		###-##-#### ###-##-####
01/4/2001	Redemption at disposition	$(910,632)	(75,886)
05/16/2001	Redemption at disposition	$(460,212)	(38,351)
05/16/2001	Residual Value	$(1,827,324)

	Rainieri Total	$—	0	0.00%

09/2/1997	Raintree Country Club, Inc. 4350 Mayfair Road Uniontown, OH 44685	$204,138	7,292	0.00%	34-1736212
01/4/2001	Raintree (redemption at disposition)	$(87,504)	(7,292)
01/4/2001	Residual Value (Value at Issue—Value at Redemption)	$(116,634)

	Raintree Country Club, Inc. Total	$—	—	0.00%

09/30/1997	Eagle Watch Golf Club, Limited Partnership c/o E. Neal Trogdon The Crescent Company 1580 South Milwaukee Avenue, Suite 101 Libertyville, IL 60048	$1,890,682	70,158		36-3903287
11/2/1998	Eagle Watch (redemption)	$(64,199.00)	(2,150)
05/21/1999	Eagle Watch (conversion)		(1,250)
04/28/2000	Eagle Watch (correction from 3/24/99)		(2,000)
07/9/2001	Redemption at disposition	$(696,148.50)	(64,758)
07/9/2001	Residual Value	$(1,130,334.50)

	Eagle Watch Total	$—	—	0.00%

10/17/1997	Properties of the Country, Inc. 102 West Crestview Circle, Suite 100 Louisburg, KS 66053	$500,000	19,231		48-1157265
03/16/2001	Redemption at disposition	(230,772)	(19,231)
03/16/2001	Residual Value	(269,228)

	Properties of the Country, Inc. Total	$—	—	0.00%

11/25/1997	Granite Golf Corporation 1510 N. Hayden Road, Suite 7 Scottsdale, AZ 85260	$650,000	24,424		86-0926890
07/2/1999	Granite Golf (redemption)	(200,257)	(8,393)
07/27/1999	Granite Golf (redemption)	(237,935)	(10,354)
08/13/1999	Granite Golf (redemption)	(125,746)	(5,677)
08/13/1999	Residual Value (Value at Issue—Value at Redemption)	(86,062 —)	—	0.00%

		$—	—

12/19/1997	Stonehenge Golf Development, LLC 90 Mallet Hill Road Columbia, SC 29223	$4,500,000	169,811		56-2027442
01/10/2000	Stonehenge Golf (conversion)		(50,000)
06/20/2000	Stonehenge Golf (conversion)		(25,471)
03/26/2002	Stonehenge Golf (conversion)		(94,340)
08/13/1999	Equity Reclass	(4,500,000)

		$—	—	0.00%

01/16/1998	Mystic Creek Golf Club, Limited Partnership 1303 West Commerce Road Milford, MI 48380	$1,500,000	52,724	0.66%	38-3187304

02/1/1998	Okeechobee Championship Golf, Inc. 2100 Emerald Dunes Drive West Palm Beach, FL 33411	$6,138,369	227,347 (1)	0.12%	65-0115196
09/7/2001	Redemption at disposition	(2,289,924)	(218,088)
09/7/2001	Residual Value (Value at Issue—Value at Redemption)	(3,598,452)

	Okeechobee Championship Golf, Inc. Total	$249,993	9,259

(1) Includes 218,088 Class A Common Units issued with a valuation of $5,888,376 and 9,259 Class B Common OP Units issued with a valuation of $249,993
05/22/1998	Eagle Ridge Lease Company LLC 16100 N. Greenway-Hayden Loop Scottsdale, AZ 85260	$1,198,750	35,794	0.45%	52-2099405

05/28/1998	Golf Classic Resorts, LLC 536 South Avenue Glencoe, IL 60022	$879,995	26,357	0.00%	85-0453484
11/26/1999	Golf Classic Resorts (redemption)	$(199,633)	(11,577)

12/31/1999	Golf Classic Resorts (redemption)	$(34,517)	(2,060)
02/7/2000	Golf Classic Resorts (redemption)	$(221,408)	(12,720)
02/7/2000	Residual Value (Value at Issue—Value at Redemption)	$(424,437)

		—	—

08/28/1998	Osage National Golf Club LLC 900 Hickory Street St. Louis, MO 63104	$3,451,068	124,700		43-1735431
06/30/1999	Osage (Redemption)	$(1,393,382)	(58,576)
06/20/2000	Osage (Redemption)	$(1,055,101)	(66,124)
06/20/2000	Residual Value (Value at Issue—Value at Redemption)	$(1,002,585)

		—	—	0.00%

12/14/1998	Brentwood Golf & Country Club, Inc. 4801 Faircourt, West Bloomfield, MI 48322 PO Box 386, Union Lake, MI 48387	$650,000	24,482	0.00%	38-3148750
06/20/2000	Brentwood (Redemption)	$(390,645)	(24,482)
06/20/2000	Residual Value	$(259,355)

		—	—
12/22/1998	Gutta-Percha Golf, Inc. 365 W. California Blvd. Suite 2 Pasadena, CA 91105	$870,000	32,986	0.00%	95-4493507
09/5/2000	Palm Desert (Redemption)	$(460,785)	(32,986)
09/5/2000	Residual Value	$(409,215)

		$—	—

02/4/1997	GTA LP, Inc. 14 North Adger's Wharf Charleston, SC 29401	$—	7,856,289	98.42%	58-2290326

02/4/1997	GTA GP, Inc. 14 North Adger's Wharf Charleston, SC 29401	$—	16,154	0.20%	58-2290217

Total Common OP Units			7,982,720	100.00%
Series A Preferred OP Units
04/2/1999	GTA LP, Inc. 14 North Adger's Wharf Charleston, SC 29401	20,000,000	800,000	100%

Series B Preferred OP Units
05/11/1999	Metamora Golf Operating Company, L.L.C. c/o Total Golf, Inc. 1303 W. Commerce Drive Milford, MI 48380	295,003	10,169		38-3462287

09/25/2000	Redemption at Disposition	(295,003)	(10,169)

		—	—	0.00%

Series C Preferred OP Units
07/28/1999	Burning Embers Corporation 801 Aaron Smith Drive Bridgeport, WV 26330	1,350,000	48,949		55-0720833
06/20/2001	Redemption (foreclosure on collateral)	(1,350,000)	(48,949)

		—	—	0.00%

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Exhibit A SCHEDULE OF PARTNERS, ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS